SUNAMERICA EQUITY FUNDS

      Supplement to the Prospectus dated January 31, 2000, as supplemented
                                 April 3, 2000


The following items reflect changes to the Class B shares of each Fund:

The Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed), applicable to Class B shares of each Fund, as set forth on pages eight and nine of the Prospectus, has been changed to 5.00%.

                                    ********

References to the cost of investing in Class B shares of each Fund, as indicated in the section entitled "EXAMPLE" on page 10 of the Prospectus, should be replaced with the following:

If you redeemed your investment at the end of the periods indicated:


                                          1 Year    3 Years   5 Years   10 Years

BLUE CHIP GROWTH FUND
    (Class B shares)* ..............     $  712     $  955     $1,324    $2,252

GROWTH OPPORTUNITIES FUND
    (Class B shares)* ..............        713        958      1,329     2,260

NEW CENTURY FUND
    (Class B shares)* ..............        710        949      1,313     2,234

GROWTH AND INCOME FUND
    (Class B shares)* ..............        710        949      1,313     2,239

BALANCED ASSETS FUND
    (Class B shares)* ..............        709        946      1,308     2,231

"DOGS" OF WALL STREET FUND
    (Class B shares)* ..............        663        805      1,071     1,726



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If you did not redeem your shares:


                                         1 Year    3 Years   5 Years    10 Years

BLUE CHIP GROWTH FUND
    (Class B shares)* ..............    $  212     $  655     $1,124     $2,252

GROWTH OPPORTUNITIES FUND
    (Class B shares)* ..............       213        658      1,129      2,260

NEW CENTURY FUND
    (Class B shares)* ..............       210        649      1,113      2,234

GROWTH AND INCOME FUND
    (Class B shares)* ..............       210        649      1,113      2,239

BALANCED ASSETS FUND
    (Class B shares)* ..............       209        646      1,108      2,231

"DOGS" OF WALL STREET FUND
    (Class B shares)* ..............       163        505        871      1,726

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 14. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

                                    *********

Under the section entitled "SELECTING A SHARE CLASS" on page 14 of the Prospectus, the fourth paragraph under the section of the Class B column should be replaced in its entirety with the following:

             Automatic conversion to Class A shares approximately eight years after purchase.

                                    *********

Under the section "CALCULATION OF SALES CHARGES" on page 14 of the Prospectus, the third paragraph should be replaced in its entirety with the following:

         CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:


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Class B deferred charges:


            Years after purchase               CDSC on shares being sold

            1st year                           5.00%
            2nd year                           4.00%
            3rd year or 4th year               3.00%
            5th year                           2.00%
            6th year                           1.00%
            7th year and thereafter            None


Dated:  December 6, 2000










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